SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549


	FORM 8-K


	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):
	June 7, 2000


ORBIT INTERNATIONAL CORP.


(Exact name of registrant as specified in its charter)





Delaware
0-3936
11-1826363
(State or other jurisdiction
       incorporation)
(Commission   File
Number)
(IRS Employer
Identification No.)



80 Cabot Court, Hauppauge, New York        11788


(Address of principal executive offices)   (Zip Code)





Registrant's telephone number, including area code (631)435-8300








(Former name or former address, if changed since last report)





Item 5.  Other Events
Orbit International Corp. announced that it has entered into a letter of intent with Homing, Inc. pursuant to which Orbit and Homing have agreed to combine.

Under the terms of the proposed transaction, Homing will acquire all of the shares of Orbit in exchange for shares of common stock of Homing in a tax-free transaction. Pursuant to the letter of intent, each shareholder of Orbit will receive one share of Homing common stock for each share of Orbit, or an aggregate of approximately 2,000,000 shares. Upon closing of the proposed transaction, Homing will have an aggregate of approximately 54,400,000 shares outstanding. In addition, Orbit presently has outstanding approximately 630,000 options and warrants and will have the right to grant up to an additional 1,000,000 options and warrants and Homing will have the right to grant stock options in an amount equal to 15% of the total outstanding shares at closing. Under the terms of the proposed transaction, senior management of Orbit has agreed to advance $500,000 to Homing which loan would be forgiven on closing of the proposed transaction. Following the proposed transaction, the board of directors of Homing would consist of five members designated by Homing and two members designated by Orbit.
Closing of the proposed transaction is subject to a number of conditions, including negotiation, execution and delivery of definitive documentation, receipt of a fairness opinion satisfactory to the board of directors of Orbit indicating that the terms of the transaction are fair from a financial point of view to the shareholders of Orbit, consummation by Homing of a private placement of not less than $5,000,000 and satisfaction of certain other regulatory requirements and contract conditions. There can be no assurance that these conditions will be met.

Item 7:   Financial Statements, Pro Forma Financial information and Exhibits.
(c)	Exhibits
99.1	Press Release issued by the Company on June 7, 2000.


	SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.


Orbit International Corp.



By: /s/ Mitchell Binder
	Mitchell Binder
Vice President - Finance


Dated: June 8, 2000

EXHIBIT
99.1

ORBIT INTERNATIONAL CORP. SIGNS LETTER OF INTENT
TO COMBINE WITH HOMING, INC.

HAUPPAUGE, NY, June 7, 2000 -- Orbit International Corp.
(Nasdaq SmallCap: ORBT) today announced that it has entered into a letter of intent with Homing, Inc. pursuant to which Orbit and Homing have agreed to combine.

Under the terms of the proposed transaction, Homing will acquire all of the shares of Orbit in exchange for shares of common stock of Homing in a tax-free transaction. Pursuant to the letter of intent, each shareholder of Orbit will receive one share of Homing common stock for each share of Orbit, or an aggregate of approximately 2,000,000 shares. Upon closing of the proposed transaction, Homing will have an aggregate of approximately 54,400,000 shares outstanding. In addition, Orbit presently has outstanding approximately 630,000 options and warrants and will have the right to grant up to an additional 1,000,000 options and warrants and Homing will have the right to grant stock options in an amount equal to 15% of the total outstanding shares at closing. Under the terms of the proposed transaction, senior management of Orbit has agreed to advance $500,000 to Homing which loan would be forgiven on closing of the proposed transaction. Following the proposed transaction, the board of directors of Homing would consist of five members designated by Homing and two members designated by Orbit. Closing of the proposed transaction is subject to a number of conditions, including negotiation, execution and delivery of definitive documentation, receipt of a fairness opinion satisfactory to the board of directors of Orbit indicating that the terms of the transaction are fair from a financial point of view to the shareholders of Orbit, consummation by Homing of a private placement of not less than $5,000,000 and satisfaction of certain other regulatory requirements and contract conditions. There can be no assurance that these conditions will be met.

Homing is a Delaware corporation formed in 1999 and headquartered in New York with research and development operations in Tel Aviv, Israel. Homing has developed and plans to deploy a groundbreaking web-based software and service architecture for personalization and management of content across provider networks and media channels.


Homing=s architecture incorporates a unique Aself-learning@ feature with an expanding set of trainable Asmart agents@ -- a virtual work force for personal/organizational use -- to analyze, interpret and create a continually evolving profile of a user=s networked experience and content needs. This architecture filters the overwhelming volume of information and content allowing the user to create a truly personal networked environment which evolves on a continuous basis to provide relevant content to users. Homing=s architecture provides a powerful Aend-user centric@ solution to bridge the gap between the rate at which information floods through networked environments (Web, TV, intranets, mobile, etc.) and the ability of humans to absorb content by creating, for each and every user, a personally tailored dynamic prism of the information world.

Homing plans to offer its universal core infrastructure and a set of free applications as a tool for service providers and networked organizations to automatically and continuously assess and deliver relevant personalized content to users, improving the quality of service and the overall experience of end-users. Dennis Sunshine, CEO and President of Orbit commented, AWe have continually explored opportunities to enhance shareholder value. We believe that this transaction with Homing will provide our shareholders with an opportunity to participate in exciting new technology.@

About Orbit

Orbit International Corp., based in Hauppauge, NY, is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications. Its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units and low noise uninterruptable power supplies (UPS). The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display. For a more detailed discussion of the risks inherent in the Company's business the reader is referred to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

Safe Harbor Statement


This press release contains Aforward looking statements@, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Company's expectations relating to the transaction, future business opportunities and plans of Homing. These forward-looking statements involve known and unknown risk, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements. Factors that might result in such differences include, without limitation, satisfaction of the various conditions to closing of the transaction, commercialization and acceptance of Homing's technology, market conditions, competition and other factors. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

Notice of Registration Statement

It is expected that a registration statement, which will contain a proxy statement/prospectus, and other documents will be filed with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to receive the proxy statement/prospectus and other documents free of charge at the SEC=s web site, www.sec.gov.

Contacts:

Ayala Rahav
Homing, Inc.
Tel:	011-972-3-9247077
Fax:	011-972-3-9247759
E-mail:ayala.rahav@hominginc.com

Mitchell Binder
Orbit International Corp.
Tel:	(631) 435-8300





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